AMERITAS LIFE INSURANCE CORP.
                                  ("Ameritas")
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVL
                                       and
               AMERITAS LIFE INSURANCE CORP. SEPARATE ACCOUNT LLVA
                              ("Separate Accounts")

                                  Supplement to
               Ameritas Low Load Variable Universal Life ("LLVL")
        Ameritas Low-Load Survivorship Variable Universal Life ("LLSVUL")
                 Ameritas No Load Variable Annuity ("NLVA 6150")
                         Prospectuses Dated May 1, 2007

                 Ameritas No Load Variable Annuity ("NLVA 4080")
                          Prospectus Dated May 1, 2006

                       Supplement Dated September 28, 2007

Calvert Variable Series, Inc. ("Calvert") filed a joint prospectus and proxy statement with the Securities and Exchange Commission ("SEC") to merge the Calvert Social Small Cap Growth Portfolio into the Calvert Social Mid Cap Growth Portfolio. Shareholder approval was received and the merger occurred at the close of business September 27, 2007.

Effective September 28, 2007, the Ameritas prospectuses are amended by removing all references to the Calvert Social Small Cap Growth Portfolio. Future allocations directed to the Calvert Social Small Cap Growth subaccount will be placed in the Calvert Social Mid Cap Growth subaccount.

All other provisions of your Policy remain as stated in your Policy and prospectus, as previously amended. Please see the Calvert Social Mid Cap Growth prospectus for more information about the portfolio.

     This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp.
        If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.